UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 16, 2016

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA	94089-1138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 16, 2016, QuickLogic Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC (the “Representative”) as representative of the several underwriters set forth on Schedule I to the Underwriting Agreement (together with the Representative, the “Underwriters”) relating to a public offering (the “Offering”) of an aggregate of 10,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30 day option to purchase up to an additional 1,500,000 shares of common stock to cover overallotments, if any (the “Overallotment Option”). The Offering closed on March 21, 2016. The net proceeds to the Company after deducting the underwriting discounts are expected to be $9.3 million.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-190277) (the “Registration Statement”) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) and a prospectus supplement thereunder filed with the SEC (the “Prospectus Supplement”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this report and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Andrew Pease, the Company’s President, Chief Executive Officer and director purchased 75,000 shares of Common Stock sold in the Offering (the “Purchase”). On March 16, 2016, a committee of the Board of Directors of the Company approved a waiver of the Company’s Code of Conduct and Ethics with respect to the Purchase.

Item 8.01	Other Events.

On March 16, 2016, the Company issued a press release announcing the pricing of its Offering of an aggregate of the Shares pursuant to the Registration Statement and the Prospectus Supplement. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

A copy of the opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the legality of the issuance and sale of the Common Stock in the Offering is attached as Exhibit 5.1 to this report.

This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1, Exhibit 5.1 and Exhibit 23.1 as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated March 16, 2016

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1 hereto)

99.1	Press Release of QuickLogic Corporation dated March 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2016	QuickLogic Corporation

/s/ Suping (Sue) Cheung
Suping (Sue) Cheung
Principal Accounting Officer and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated March 16, 2016

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1 hereto)

99.1	Press Release of QuickLogic Corporation dated March 16, 2016